PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15

Prudential High Yield Fund

Supplement Dated August 13, 2012 to the

Summary Prospectus, Prospectus and Statement of Additional Information dated October 31, 2011

Effective as of August 2, 2012, the name of the registered investment company known as Prudential High Yield Fund, Inc. was changed to Prudential Investment Portfolios, Inc. 15 and the name of the portfolio known as Prudential High Yield Fund, Inc. is changed to Prudential High Yield Fund (the “Fund”).

All references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are changed accordingly.

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